UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 10, 2023

CRANE NXT, CO.

(Exact name of registrant as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation)

Delaware	1-1657	88-0706021
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

950 Winter Street 4th Floor Waltham, MA	02451
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 610-430-2510

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $1.00	CXT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On May 10, 2023, Crane NXT, Co. announced its results of operations for the quarter ended March 31, 2023. The related press release and quarterly financial data supplement is being furnished as Exhibit 99.1 hereto.

The information furnished under Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Item 9.01	Financial Statements and Exhibits.

(a)

The Unaudited Condensed Combined Financial Statements of Crane NXT (A Business of Crane Holdings, Co.), as of March 31, 2023 and for the three months ended March 31, 2023 and 2022, are attached as Exhibit 99.2 hereto and are incorporated into this Item 9.01(a) by reference.

Due to Crane Company’s larger operations, greater tangible assets, greater fair value and greater net sales, in each case, relative to Crane NXT, Co., among other factors, Crane Company will be treated as the “accounting spinnor” and therefore will be the “accounting successor” to Crane Holdings, Co. for accounting purposes, notwithstanding the legal form of the Crane Holdings, Co.’s separation into two independent, public companies, which was completed on April 3, 2023 (the “Spin-Off”). Therefore, following the Spin-Off, the historical consolidated financial statements of Crane Company will reflect the historical consolidated financial statements of Crane Holdings, Co., and Crane NXT, Co.’s historical financial statements are comprised solely of combined carve-out financial statements representing only those operations, assets, liabilities and equity of Crane NXT, Co., on a stand-alone basis derived from the consolidated financial statements and accounting records of Crane Holdings, Co. Accordingly, the historical financial information incorporated into this Item 9.01(a) does not necessarily reflect the financial condition, results of operations or cash flows that Crane NXT, Co. would have achieved as a separate, publicly traded company during the periods presented, nor does it necessarily reflect those that Crane NXT, Co. will achieve in the future.

(b)	None

(c)	None

(d)	Exhibits

Exhibit No.	Exhibit

99.1	Earnings Press Release dated May 10, 2023 and Crane NXT, Co. Quarterly Financial Data Supplement for the quarter ended March 31, 2023.

99.2	Unaudited Condensed Combined Financial Statements of Crane NXT (A Business of Crane Holdings, Co.) as of March 31, 2023 and for the three months ended March 31, 2023 and 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRANE NXT, CO.

May 10, 2023

	By:	/s/ Christina Cristiano
Name: Christina Cristiano
Title: Senior Vice President, Chief Financial Officer

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